SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2011 (April 8, 2011)

HQ GLOBAL EDUCATION INC.
(Exact name of registrant as specified in Charter)

Delaware	333-150385	26-1806348
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

27th Floor, BOBO Fortune Center, No.368, South Furong Road
Changsha City, Hunan Province, 410007 PRC
(Address of Principal Executive Offices)

(86 731) 8782-8601
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(d)  On April 8, 2011, the Board of Directors (the “Board”) of HQ Global Education Inc. (the “Company”) voted unanimously to appoint Chen, Liuyi, as a non-executive director of the Company, effective immediately, to serve as a director of the Company.

There are no relationships or related transactions between Mr. Chen Liuyi and the Company that would be required to be reported under Section 404(a) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable.

(d) EXHIBITS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HQ Global Education, Inc.

Date: April 12, 2011	By:	/s/ Guangwen He
Guangwen He
Chief Executive Officer